                                                                 EXHIBIT 10.27.2

                              SEVENTH AMENDMENT TO
                              AMENDED AND RESTATED
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                      -----------------------------------


  SEVENTH AMENDMENT TO AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment"), dated as of May 15, 2001 by and among AMERICAN HOME MORTGAGE CORP. ("American Home"), MARINA MORTGAGE COMPANY, INC. ("Marina" and, together with American Home, the "Companies" and each a "Company"), AMERICAN HOME MORTGAGE HOLDINGS, INC. ("Guarantor"), FIRST UNION NATIONAL BANK, COMERICA BANK, GUARANTY BANK (formerly known as Guaranty Federal Bank, F.S.B.) and BANKERS TRUST COMPANY (collectively, the "Lenders") and FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                 STATEMENT OF PURPOSE
                                 --------------------

  WHEREAS, the Companies, the Lenders, and the Administrative Agent are parties to an Amended and Restated Mortgage Loan Warehousing Agreement dated as of May 25, 2000, as amended by a First Amendment to Amended and Restated Mortgage Loan Warehousing Agreement dated as of August 15, 2000, by a Second Amendment to Amended and Restated Mortgage Loan Warehousing Agreement dated as of August 30, 2000, by a Third Amendment to Amended and Restated Mortgage Loan Warehousing Agreement dated as of September 28, 2000, by a Fourth Amendment to Amended and Restated Mortgage Loan Warehousing Agreement dated as of November 10, 2000 and by a Fifth Amendment to Amended and Restated Mortgage Loan Warehousing Agreement dated as of December 6, 2000 (as so amended, the "Credit Agreement"); and

  WHEREAS, the parties hereto wish to amend the Credit Agreement to provide for the termination of Guaranty Bank (formerly know as Guaranty Federal Bank, F.S.B.) ("Guaranty Bank") as a "Lender" under the Credit Agreement, as amended hereby, as of the date hereof, and for the payment in full on the date hereof to Guaranty Bank of all Obligations owed by the Companies or either of them to Guaranty Bank thereunder and as more specifically set forth below; and

  WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders and the Administrative Agent are willing to continue to make available to the Companies the credit facilities provided for in the Credit Agreement; and

  WHEREAS, a specific condition to the willingness of the Lenders and the Administrative Agent to continue to make available to the Companies the credit facilities provided for in the Credit Agreement is the reaffirmation by the Guarantor of the Guaranty to which the Guarantor is a party; and

  WHEREAS, the Guarantor will derive a material benefit from the continued availability to the Companies of the credit facilities provided for in the Credit Agreement and therefore the Guarantor is willing to reaffirm the Guaranty to which the Guarantor is a party;

  NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

  1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.

  2.  Amendments to the Credit Agreement.
      ----------------------------------

          a. The Credit Agreement is hereby amended as necessary to provide that from and after the date hereof, (i) Guaranty Bank shall no longer be a "Lender" under the Credit Agreement, as amended hereby, and (ii) all references to "Lender" or "Lenders" under the Credit Agreement, as amended hereby, on in any of the Credit Documents referred to therein, shall not include Guaranty Bank.

          b. The following paragraph is hereby added as a new Paragraph 2(l)(7) of the Credit Agreement:

          "(7) To the Administrative Agent, for the account of the Lenders, a facility fee, such fee to be computed on a per annum basis, payable on May 15, 2001 and on each anniversary of such date, each such payment to be in an amount equal to the product of (i) the Aggregate Facility Commitment on the payment date, multiplied by (ii) 0.15%; provided,
                                          -------------             --------
          however, that the amount of the fee to be paid on May 15, 2001 shall
          -------
          be prorated for the period from May 15, 2001 through and including October 31, 2001; provided further, however, that on the date of any
                            -------- -------  -------
          increase in the Aggregate Facility Commitment in excess of the Aggregate Facility Commitment in effect on May 15, 2001, the Companies shall pay to the increasing Lender or the new Lender, as applicable, a facility fee in any amount equal to the product of (A) the amount by which the Aggregate Facility Commitment after such increase is effected exceeds the Aggregate Facility Commitment in effect on May 15, 2001, multiplied by (B) 0.15%, said fee to be prorated for the
                    -------------
          period from the date on which said increase is effected through and including October 31, 2001. Said fee will be shared among the Lenders in the proportion which the Commitment of each Lender on the payment date bears to the Aggregate Facility Commitment on the payment date."

          c. Paragraph 6(b)(1) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "(1) Within forty-five (45) days after the last day of each calendar month, a Monthly Management Report and a Monthly Repurchased Loan Report for said calendar month, each in a form approved by the Administrative Agent and containing such other information as may be reasonably requested by the Administrative Agent or the Collateral Agent (provided, that neither of such forms shall be amended or
                 --------
          modified at any time to remove any category or type of information contained thereon without the prior approval of the Required Lenders);"

          d. Paragraph 7(c) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "7(c)  Consolidation and Merger; Change of Business. Liquidate or
                 --------------------------------------------
          dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination or make any change in the nature of its business as presently conducted; provided, that either
                                                         --------
          of the Companies may merge with another Person in a similar line of business if, immediately after giving effect to such merger, (i) no Potential Default or Event of Default exists and is continuing, and
          (ii) such Company is the surviving Person; provided further, however,
                                                     ----------------  -------
          that either of the Companies may enter into a joint venture, in the form of a limited partnership or a limited liability company, with another Person who works with consumers needing mortgage loans, such as a real estate broker or home builder, so long as (i) the initial
                                                   ----------
          amount of investment and capitalization by the venturing Company in or of any such joint venture may not exceed $50,000 (or such larger amount as may be approved by the Required Lenders or as may be required by the applicable federal or state licensing authority); (ii) the venturing Company shall make no further investment in or capitalization of any such joint venture, after such initial investment or capitalization, without the prior consent of the Required Lenders; and (iii) the Companies shall not enter into more than four (4) such joint ventures in any calendar year; provided that
                                                                  --------
          within three (3) Business Days of the initial investment in or capitalization of any such joint venture by either of the Companies, the Companies shall provide the Administrative Agent and the Lenders notice of the establishment of such joint venture, such notice to include the name of such joint venture and the amount of such initial investment or capitalization; provided, however, that notwithstanding
                                        --------  -------
          anything to the contrary contained above in this Paragraph 7(c), neither of the Companies may liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination or make any change in the nature of its business as presently conducted until after such date, if any, on which the Guarantor shall have received an aggregate amount equal to or greater than $10,000,000 in net shareholder's equity as a result of a stock offering by the Guarantor."

          e. Paragraph 7(d) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "7(d)  Acquisition.  Purchase or acquire or incur liability for  the
                 -----------
          purchase or acquisition of any or all of the assets or business of any Person, other than in the normal course of business as currently conducted (it being expressly agreed and understood that the acquisition of non-recourse servicing is a normal course of business activity and that the acquisition of recourse servicing is not a normal course of business activity); provided, that either of the
                                               --------
          Companies may merge with another Person in a similar line of business if, immediately after giving effect to such merger, (i) no Potential Default or Event of Default exists and is continuing, and (ii) the assets acquired are pledged to the Administrative Agent for the benefit of the Lenders as Collateral hereunder; provided, however,
                                                          --------  -------
          that notwithstanding anything to the contrary contained above in this Paragraph 7(d), neither of the Companies may purchase or acquire any such assets or business, or enter into any such merger, until after such date, if any, on which the Guarantor shall have received an aggregate amount equal to or greater than $10,000,000 in net shareholder's equity as a result of a stock offering by the Guarantor."

          f. Paragraph 7(i) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "7(i)  Minimum Adjusted Tangible Shareholder's Equity.  Permit
                 ----------------------------------------------
          Adjusted Tangible Shareholder's Equity as of the last day of any fiscal quarter of the Guarantor to be less than the sum of (i) $14,500,000, plus (ii) eighty-five percent (85%) of the aggregate
                       ----
          amount of net shareholder's equity received by the Guarantor after May 15, 2001 as a result of any stock offering(s) by the Guarantor."

          g. Paragraph 7(j) of the Credit Agreement (which paragraph is erroneously numbered as a second Paragraph 7(i) in the Credit Agreement) is hereby amended by deleting the amount "$2,000,000" contained therein and substituting the amount "$3,500,000" in lieu thereof.

          h. The definition of the term "Aggregate Facility Commitment" contained in Paragraph 11 of the Credit Agreement is hereby amended by deleting the amount "$150,000,000" contained therein and substituting the amount "$180,000,000" in lieu thereof.

          i. Subparagraph (l) of the definition of the term "Eligible Mortgage Loan" contained in Paragraph 11 of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "(l) Said Mortgage Loan has not previously been owned by any of the Companies and shipped to an investor and subsequently repurchased by the Companies from such investor, or returned to the Companies by such investor, for whatever reason; provided, however, that a Mortgage Loan which has been owned by any of the Companies, shipped to an investor and subsequently repurchased by the Companies from such investor, or returned to the Companies by such investor, may be included in the Borrowing Base so long as (i) said Mortgage Loan has not been returned
                         ----------
          to the Companies by such investor, or required by such investor to be repurchased by the Companies, due to any fraud or suspected fraud on the part of the Obligor thereon; and (ii) the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Mortgage Loans which have been so returned or repurchased, does not exceed $5,000,000 (Eligible Mortgage Loans referred to in the proviso to this subparagraph (l) shall be referred to herein as "Eligible Repurchase Mortgage Loans")."

          j. The definition of the term "Maturity Date" contained in Paragraph 11 of the Credit Agreement is hereby amended by deleting the date "May 15, 2001" contained therein and substituting the date "October 31, 2001" in lieu thereof.

          k. The following definition of the term "Monthly Repurchased Loan Report" is hereby added to Paragraph 11 of the Credit Agreement in the appropriate alphabetical order:

          "`Monthly Repurchased Loan Report' shall mean a report prepared by the
            -------------------------------
          Companies in the form of that attached hereto as Exhibit N."
                                                           ---------

          l. The definition of the term "Subordinated Indebtedness" contained in Paragraph 11 of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "`Subordinated Indebtedness' shall mean the following indebtedness of
            -------------------------
          Guarantor: (i) the obligations of Guarantor payable to the order of each of Vincent Manglardi, John A. Manglardi, Jeffrey L. Lake and
          ----
          Thomas J. Fiddler pursuant to the first sentence of Paragraph 2.4(c) of the First Home Merger Agreement; (ii) the obligations of Guarantor payable to the order of each of John A. Johnston, Ronald L. Bergum,
                                  ----
          Michael Ronald Moore, Stanley M. Bergum, Steven Michael Somerman, Daniel Joseph Manginelli III, Lanceworth Camillo Powell, Darius Dean Livian and John Knox Carnahan pursuant to Paragraph 2.4(e) of the Marina Merger Agreement; and (iii) the obligations of Guarantor payable to the order of each of Robert Charles Boehnlein, Charles
                                  ----
          Mario DeMarti, Allen Charles Scarpetti, Emilio Nunez and Patrick John Huber pursuant to certain Amended and Restated Notes of even date herewith payable by Guarantor to the order of each of Robert Charles
                                                        ----
          Boehnlein, Charles Mario DeMarti, Allen Charles Scarpetti, Emilio Nunez and Patrick John Huber; provided, that the obligation of
                                        --------
          Guarantor to pay and otherwise satisfy all such indebtedness shall be subordinated to the payment in full of the Obligations pursuant to Subordination and Standstill Agreements in form and content satisfactory to Administrative Agent."

          m.   Schedule I, Schedule III, Exhibit G and Exhibit I to the Credit
               ----------  ------------  ---------     ---------
Agreement are hereby deleted in their entireties and the forms of Schedule I,
                                                                  ----------
Schedule III, Exhibit G and Exhibit I attached to this Amendment as Annex I,
------------  ---------     ---------
Annex II, Annex III and Annex IV, respectively, are hereby substituted in lieu thereof.

          n.   A new Exhibit N is hereby added to the Credit Agreement in the
                     ---------
form attached to this Amendment as Annex V.

  3. This Amendment shall become effective as of the date hereof, provided that the Administrative Agent shall have received by such date the following items:

                a. A copy of this Amendment executed by the Companies, the Guarantor, each of the Lenders and the Administrative Agent (whether such parties shall have signed the same or different copies);

                b. A Reaffirmation of Guaranty of even date herewith in form and substance satisfactory to the Administrative Agent, executed by the Guarantor;

                c. Certificates of even date herewith signed by the President or any Vice President of each of the Companies and of the Guarantor and attested to by the Secretary or any Assistant Secretary of each of the Companies and of the Guarantor certifying that (i) the Articles, Bylaws and resolutions of such Company or of the Guarantor, as applicable, previously delivered to the Administrative Agent remain in full force and effect except as provided therein, (ii) such Company or the Guarantor, as applicable, remains in good standing, (iii) all representations and warranties of such Company or the Guarantor, as applicable, previously made to the Administrative Agent and the Lenders remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing;

                d. Twelve (12) Subordination and Standstill Agreements, each executed by the Administrative Agent, the Guarantor, the Companies and the respective former shareholder of Marina party thereto, and each in form and substance satisfactory to the Administrative Agent, pursuant to which each such shareholder shall subordinate certain indebtedness owed to such shareholder by the Guarantor to the payment in full of the Obligations;

                e. Copies of five (5) Amended and Restated Notes, each made by the Guarantor payable to the order of the respective former shareholder of Marina named therein, and each in form and substance satisfactory to the Administrative Agent and containing language subordinating the indebtedness evidenced thereby to the payment in full of the Obligations;

                f. Resolutions of each of the Companies and of the Guarantor authorizing the execution of this Amendment and, with respect to the Guarantor, the Reaffirmation of Guaranty, the Subordination and Standstill Agreements, and the Amended and Restated Notes; and

                g. A facility fee, payable to the Administrative Agent for the ratable benefit of each of the Lenders, in the amount and as further provided in Paragraph 2(l)(7) of the Credit Agreement (as amended hereby).

  4. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

  5. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Companies and the Administrative Agent.

  6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

  7. From and after the date hereof, all references in the Credit Agreement, and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

  8. The Companies jointly and severally agree that any and all Obligations owed by the Companies or either of them as of the date hereof to Guaranty Bank pursuant to the terms of the Credit Agreement shall be repaid in full to Guaranty Bank on the date hereof.

  9. The Guarantor joins in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirms its obligations under the Guaranty (as reaffirmed by the Reaffirmation of Guaranty) and agrees that the Guaranty (as reaffirmed by the Reaffirmation of Guaranty) shall remain in full force and effect with respect to the Obligations.

  10. EACH OF THE LENDERS, THE ADMINISTRATIVE AGENT, THE GUARANTOR AND EACH OF THE COMPANIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and sealed as of the day and year first above written.


                              AMERICAN HOME MORTGAGE CORP., a
                              New York corporation



                              By /s/ Michael Strauss
                                 --------------------------------
                              Name   Michael Strauss
                                   ------------------------------
                              Title  President
                                    -----------------------------


                              MARINA MORTGAGE COMPANY, INC., a
                              California corporation



                              By  /s/ Michael Strauss
                                 --------------------------------
                              Name    Michael Strauss
                                   ------------------------------
                              Title   Chairman
                                    -----------------------------



ACKNOWLEDGED AND AGREED TO:

                              AMERICAN HOME MORTGAGE HOLDINGS, INC.,
                              a Delaware corporation, as Guarantor



                              By /s/ Michael Strauss
                                 --------------------------------
                              Name   Michael Strauss
                                   ------------------------------
                              Title  President
                                    -----------------------------

                              FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent and a Lender


                              By /s/ Anthony J. Alfieri
                                 --------------------------------
                              Name   Anthony J. Alfieri
                                   ------------------------------
                              Title  Vice President
                                    -----------------------------


                              COMERICA BANK, a
                              Michigan banking corporation, as a Lender


                              By /s/ Heather Hogle
                                 --------------------------------
                              Name   Heather Hogle
                                   ------------------------------
                              Title  Account Officer
                                    -----------------------------


                              GUARANTY BANK (formerly known as Guaranty Federal Bank, F.S.B.), a federal savings bank, as a Lender


                              By /s/ Gregory S. Leftwich
                                 --------------------------------
                              Name   Gregory S. Leftwich
                                   ------------------------------
                              Title  Vice President
                                    -----------------------------


                              BANKERS TRUST COMPANY, a New York banking corporation, as a Lender


                              By /s/ Glenn Minkoff
                                 --------------------------------
                              Name   Glenn Minkoff
                                   ------------------------------
                              Title  Director
                                    -----------------------------

                                                                         ANNEX I

                                  SCHEDULE III
                                       TO
 AMENDED AND RESTATED AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF May 25, 2000
                   BY AND AMONG AMERICAN HOME MORTGAGE CORP.,
                         MARINA MORTGAGE COMPANY, INC.,
                  FIRST UNION NATIONAL BANK AS ADMINISTRATIVE
                      AGENT AND THE LENDERS PARTY THERETO

                              Commitment Schedule
                              -------------------

            Lender                    Maximum Commitment                 Percentage Share
------------------------------  -------------------------------  --------------------------------

First Union National Bank                $50,000,000                       55.55%

Bankers Trust Company                    $25,000,000                       27.78%

Comerica Bank                            $15,000,000                       16.67%

AGGREGATE FACILITY COMMITMENT            $90,000,000                      100.00%

                                                                        ANNEX II

                                   SCHEDULE I
                                       TO
 AMENDED AND RESTATED AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF May 25, 2000
                   BY AND AMONG AMERICAN HOME MORTGAGE CORP.,
                         MARINA MORTGAGE COMPANY, INC.,
                  FIRST UNION NATIONAL BANK AS ADMINISTRATIVE
                      AGENT AND THE LENDERS PARTY THERETO

                             Schedule of Addresses
                             ---------------------


COMPANIES:

American Home Mortgage Corp.
520 Broadhollow Road
Melville, New York  11747
Attention:
           --------------------------

Marina Mortgage Company, Inc.,
520 Broadhollow Road
Melville, New York  11747
Attention:
           --------------------------

GUARANTOR:

American Home Mortgage Holdings, Inc.
520 Broadhollow Road
Melville, New York  11747
Attention:
           --------------------------

ADMINISTRATIVE AGENT:

First Union National Bank
One First Union Center, TW-09
301 South College Street, 9th Floor
Charlotte, North Carolina  28288-0610
Attention:  Anthony J. Alfieri

LENDERS:

First Union National Bank
One First Union Center, TW-09
301  South College Street, 9th Floor
Charlotte, North Carolina 28288-0610
Attention:  Anthony J. Alfieri

Comerica Bank
One Detroit Center
500 Woodward Avenue, 7th Floor
Detroit, Michigan  48226
Attention:  Heather D. Hogle

Bankers Trust Company
Financial Institutions Group
25th floor
New York, New York  10006
Attention:  Glenn Minkoff

                                                                       ANNEX III

                                   EXHIBIT G
                                       TO
 AMENDED AND RESTATED AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF May 25, 2000
                   BY AND AMONG AMERICAN HOME MORTGAGE CORP.,
                         MARINA MORTGAGE COMPANY, INC.,
                  FIRST UNION NATIONAL BANK AS ADMINISTRATIVE
                      AGENT AND THE LENDERS PARTY THERETO

                        Form of Borrowing Base Schedule
                        -------------------------------


  This Borrowing Base Schedule is furnished pursuant to the Amended and Restated Mortgage Loan Warehousing Agreement dated as of May 25, 2000, as amended from time to time, among the Companies, the Administrative Agent and the Lenders (the "Agreement"). Unless otherwise defined herein, the terms used in this Borrowing Base Schedule have the meanings ascribed thereto in the Agreement.

A.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans in Borrowing
     Base as of previous Borrowing Base
     Schedule delivered by the Companies               $____________

B.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans submitted for
     inclusion in Borrowing Base since
     previous Borrowing Base Schedule
     delivered by the Companies                        $____________

C.   Sum of (A plus B)  $____________

D.  Aggregate Unit Collateral Values of
    Eligible Mortgage Loans previously
    released by the Collateral Agent for
    which the full purchase price has been
    received by the Administrative Agent since
    previous Borrowing Base Schedule delivered
    by the Companies                                   $____________

E.  Aggregate Unit Collateral Values of
    Eligible Mortgage Loans more than
    thirty (30) days delinquent                        $____________

F.  Amount by which Aggregate Unit Collateral
    Values of Eligible Mortgage Loans
    withdrawn from the possession of the
    Collateral Agent under a trust receipt and not
    returned to the Collateral Agent exceeds
    $1,000,000                                         $____________

G.  Aggregate Unit Collateral Values of Eligible
    Mortgage Loans withdrawn from the possession of the Collateral Agent under a trust receipt more than 10 days prior to the date of this schedule and not returned to the Collateral Agent $____________

H.  Aggregate Unit Collateral Values of
    Eligible Mortgage Loans withdrawn from
    the possession of the Collateral Agent and
    shipped to a custodian for pool formation more
    than 45 days prior to the date of this schedule, or
    shipped to an investor for purchase more than 90
    days prior to the date of this schedule, and not
    returned to the Collateral Agent or for which the
    full purchase price has not been received by the
    Administrative Agent                               $____________

I.  Amount by which Aggregate Unit Collateral
    Values of Eligible Mortgage Loans originated
    under state bond programs and withdrawn from
    the possession of the Collateral Agent and shipped
    to an investor for purchase more than 45 days prior
    to the date of this schedule, and not returned to the
    Collateral Agent or for which the full purchase
    price has not been received by the Administrative
    Agent, exceeds $15,000,000                         $____________

J.  Aggregate Unit Collateral Values of
    Eligible Repurchase Mortgage Loans
    submitted for inclusion in the Borrowing Base
    more than 270 days prior to the date of this
    schedule                                           $____________

K. Amount by which Aggregate Unit Collateral Values of Eligible Mortgage Loans (other than Eligible
    Repurchase Mortgage Loans) submitted for inclusion in the Borrowing

    Base more than 90 days prior to the date
    of this Schedule exceeds ten percent
    (10%) of the Aggregate Facility Commitment         $____________

L.  Aggregate Unit Collateral Values of
    Eligible Mortgage Loans (other than Eligible
    Repurchase Mortgage Loans) submitted for
    inclusion in the Borrowing Base more than
    120 days prior to the date of this Schedule        $____________

M.  Aggregate Unit Collateral Values of
    Eligible Mortgage Loans the Required
    Documents for which have not been
    delivered to the Collateral Agent within
    ten (10) days after the submission of
    such Eligible Mortgage Loans for inclusion
    in the Borrowing Base                              $____________

N.  Amount by which Aggregate Unit Collateral
    Values of Eligible Mortgage Loans for
    which the Required Documents are not
    delivered upon, but within ten (10)
    days following, the submission
    of such Eligible Mortgage Loans for
    inclusion in the Borrowing Base exceeds
    (i) sixty-five percent (65%) of the Aggregate
    Facility Commitment during the last 5 or
    first 5 Business Days of each month or (ii)
    fifty percent (50%) of the Aggregate Facility
    Commitment during any other time                   $____________

O.  Amount by which Aggregate Unit Collateral
    Values of Eligible Repurchase Mortgage Loans
    exceeds $5,000,000                                 $____________

P.  Amount by which Aggregate Unit Collateral
    Values of Eligible Non-Conforming Mortgage
    Loans exceeds fifteen percent (15%) of the
    Aggregate Facility Commitment                      $____________

Q.  Sum of (D plus E plus F plus G plus H
    plus I plus J plus K plus L plus M plus N
    plus O plus P)                                     $____________

R.  Adjusted Collateral Value of the
    Borrowing Base (C minus Q)                         $____________

S.  Aggregate principal amount of Loans
    Outstanding                                        $____________

T.  Borrowing Base availability (R minus S;
    must equal or exceed zero)                         $____________


  The undersigned hereby certifies that, as of the date hereof:

(1)  I am the duly elected ____________________ of ____________________________;

(2) The above schedule accurately states the Collateral Value of the Borrowing Base and the aggregate principal amount of Loans outstanding;

(3) All Mortgage Loans included in the Borrowing Base as Eligible Mortgage Loans comply in all respects with the requirements of the definition of "Eligible Mortgage Loan"; and

(4) I have no knowledge of the existence of any condition or event which constitutes an Event of Default under the Agreement.

Certified on behalf of the undersigned this _____ day of _________, 20___.


                              AMERICAN HOME MORTGAGE CORP.


                              By:
                                  --------------------------------
                              Name:
                                    ------------------------------
                              Title:
                                     -----------------------------


                              MARINA MORTGAGE COMPANY, INC.


                              By:
                                  --------------------------------
                              Name:
                                    ------------------------------
                              Title:
                                     -----------------------------

                                                                        ANNEX IV

                                   EXHIBIT I
                                       TO
 AMENDED AND RESTATED AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF May 25 2000
                   BY AND AMONG AMERICAN HOME MORTGAGE CORP.,
                         MARINA MORTGAGE COMPANY, INC.,
                  FIRST UNION NATIONAL BANK AS ADMINISTRATIVE
                      AGENT AND THE LENDERS PARTY THERETO


                        Schedule of Permitted Other Debt
                       (Including Permitted Secured Debt)
                       ----------------------------------


Permitted Secured Debt:

  Mortgage warehousing facility in the maximum principal amount of $75,000,000 and having a 364-day term (as such term may be extended or renewed from time to time) extended to one or both of the Companies by Morgan Stanley or an Affiliate thereof; provided that a copy of the documentation creating and securing such
         --------
facility (and any amendments thereto from time to time) shall be provided by the Companies to the Administrative Agent and the Lenders.

  [PAINEWEBBER/UBS FACILITY; DETAILS TO BE SUPPLIED BY COMPANIES]

  Such other secured indebtedness as the Companies may incur from time to time; provided, that the amount, maturity, pricing, collateral and other terms and
--------
conditions of such indebtedness (and any modification thereof from time to time) shall be subject to the prior consent and approval of the Required Lenders, which consent and approval shall not be unreasonably withheld.


Permitted Other Debt:

  The Subordinated Indebtedness.

  Such unsecured indebtedness as the Companies may incur from time to time; provided, that the amount, maturity, pricing and other terms and conditions of
--------
such indebtedness (and any modification thereof from time to time) shall be subject to the prior consent and approval of the Required Lenders, which consent and approval shall not be unreasonably withheld.

                                                                         ANNEX V

                                   EXHIBIT N
                                       TO
 AMENDED AND RESTATED AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF May 25 2000
                   BY AND AMONG AMERICAN HOME MORTGAGE CORP.,
                         MARINA MORTGAGE COMPANY, INC.,
                  FIRST UNION NATIONAL BANK AS ADMINISTRATIVE
                      AGENT AND THE LENDERS PARTY THERETO

                    Form of Monthly Repurchased Loans Report
                    ----------------------------------------